SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 24, 2003
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


          Connecticut                                  06-1514263
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(State or other jurisdiction                         (IRS Employer
     of incorporation)                             Identification No.)

    5 Bissell Street, Lakeville, Connecticut            06039-1868
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   (Address of principal executive offices)             (zip code)


Registrants telephone number, including area code:   (860) 435-9801
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                                      -2-

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5. Other Matters.
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        The Board of Directors of Salisbury Bancorp,  Inc., the parent company of Salisbury Bank and Trust Company, declared a $.23 per share quarterly cash dividend for the fourth quarter of 2003.

        The quarterly cash dividend will be paid on January 30, 2004 to shareholders of record as of December 31, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        c.   Exhibits.

        99.  Press release dated November 25, 2003

        Exhibit Index                                          Page
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        99.  Press release dated November 25, 2003               3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   November 25, 2003                    SALISBURY BANCORP, INC.


                                              By: /s/ John F. Perotti
                                                  --------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer